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                                                                 Exhibit 10.21

                                V-P SALES PLAN

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

- ---------------------------------------------------------------------------------------------------
                              % OF TOTAL    VALUE OF    PAYMENT
       EARNINGS TYPE          INCENTIVES    INCENTIVE  FREQUENCY             DESCRIPTION
- ---------------------------  -------------  ---------  ----------           -------------
- ---------------------------------------------------------------------------------------------------
COMPANY REVENUE COMMISSIONS            50%    $45,000   Monthly    Commission will be paid based on
                                                                   y-t-d revenue performance.  See
                                                                   below for details.
- ---------------------------------------------------------------------------------------------------
COMPANY REVENUE BONUS                  50%    $45,000  Quarterly   $45,000 for 100% performance
                                                                   against annual goal;  quarterly
                                                                   advances of $11,250 for 100%
                                                                   performance against y-t-d
                                                                   seasonalized goal; no above goal
                                                                   accelerators
- ---------------------------------------------------------------------------------------------------
TOTAL INCENTIVES                      100%    $90,000
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

Monthly Commission Advances                         Year-End Commission
- ---------------------------                         -------------------
0-79%              $0 per % achieved                0-79%              $0 per % achieved, less advances
80-84%             $24.30 per % achieved            80-84%             $292 per % achieved, less advances
85-89%             $28.10 per % achieved            85-89%             $337 per % achieved, less advances
90-94%             $35.60 per % achieved            90-94%             $427 per % achieved, less advances
95-100%            $37.50 per % achieved            95-100%            $450 per % achieved, less advances
Greater than 100%  Max of $3750 per month           Greater than 100%  $9000 per % achieved over 100%
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                        FTP SOFTWARE, INC. CONFIDENTIAL